UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 9, 2020

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 E. Foothill Blvd.
Pasadena,	California	91107	(626)	765-2000
(Address of Principal Executive Offices)			(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Class A Common Stock, $0.001 par value	GDOT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Green Dot Corporation (the “Company”) held on June 9, 2020, the Company’s stockholders approved the amendment and restatement of the Company’s 2010 Equity Incentive Plan (the “2010 EIP”) to, among other things, (i) extend the termination date of the 2010 Plan to April 27, 2030 and (ii) increase the number of shares of our Class A common stock authorized for issuance pursuant to the 2010 Plan by 4,250,000 shares. A more complete description of the terms of the 2010 EIP and the material amendments thereto can be found in “Proposal No. 4- Approval of the Amendment and Restatement of the 2010 Equity Incentive Plan” in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2020 (the “2020 Proxy Statement”), which description is incorporated by reference herein. The foregoing description and the description incorporated by reference from the 2020 Proxy Statement are qualified in their entirety by reference to the 2010 EIP, a copy of which is included in the 2020 Proxy Statement as Annex A thereto.
Item 5.07. Submissions of Matters to a Vote of Security Holders.
At the Annual Meeting, the stockholders voted on the following four proposals and cast their votes as follows:
1.To elect ten directors, each to serve for a one-year term expiring at the 2021 Annual Meeting of Stockholders and until such director's successor is duly elected and qualified or until such director's earlier resignation or removal:

Nominee	For	Against	Abstain	Broker Non-Votes
Kenneth C. Aldrich	36,619,925	4,811,468	29,289	5,154,505
J. Chris Brewster	39,596,220	1,786,452	78,010	5,154,505
Glinda Bridgforth Hodges	39,090,678	2,293,485	76,519	5,154,505
Rajeev V. Date	41,133,176	246,284	81,222	5,154,505
Saturnino Fanlo	36,905,736	4,473,864	81,082	5,154,505
Dan R. Henry	41,229,170	203,773	27,739	5,154,505
William I Jacobs	39,659,622	1,723,033	78,027	5,154,505
Jeffrey B. Osher	41,219,991	159,938	80,753	5,154,505
Ellen Richey	41,223,866	158,870	77,946	5,154,505
George T. Shaheen	38,927,254	2,453,982	79,446	5,154,505

2.To ratify the appointment of Ernst & Young LLP as the Registrant's independent registered public accounting firm for the year ending December 31, 2020:

For	Against	Abstain	Broker Non-Votes
46,142,498	443,780	28,909	—

3.To vote on a non-binding advisory resolution to approve executive compensation:

For	Against	Abstain	Broker Non-Votes
40,498,546	874,138	87,998	5,154,505

4.To approve the amendment and restatement of the 2010 EIP:

For	Against	Abstain	Broker Non-Votes
40,038,786	1,330,758	91,138	5,154,505
Each of the directors named under Proposal No. 1 was elected, based on the recommendation of the Registrant's Board of Directors in the 2020 Proxy Statement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ John C. Ricci
John C. Ricci
General Counsel and Secretary

Date: June 15, 2020